Exhibit 99.3

KEYUAN PETROCHEMICALS, INC.
Whistleblower Protection Policy

举报者保护政策
General
概述

Keyuan Petrochemicals, Inc. and its wholly-owned subsidiaries (collectively, the "Company") are committed to preventing adverse employment action of any kind against employees of the Company who lawfully report information about (i) fraudulent activities within the Company (including wire fraud, mail fraud and bank fraud), (ii) violations of the Sarbanes-Oxley Act of 2002 pertaining to fraud against stockholders of the Company, (iii) questionable accounting, internal accounting controls or auditing matters of the Company, and (iv) conduct by executives of the Company that violate the Company’s Code of Ethics, or that cause reports and other public disclosures by the Company that are not full, fair and accurate. To advance this commitment, the Company has adopted this Whistleblower Protection Policy ("this Policy").

Keyuan Petrochemicals, Inc.以及全资子公司（总称“公司”）保证不会因员工合法的举报行为而采取损害员工利益的雇佣行动。举报内容包括(i) 公司内的欺诈行为 （包括电汇欺诈、邮汇欺诈和银行欺诈）；(ii) 违反2002年萨班斯法案，欺诈公司股东；(iii) 有问题的公司财务，内部财管监督或审计事项；以及 (iv) 公司管理人员违反公司道德规范的行为，或者其他导致公司报告和其他公众披露信息不全面、公平和精确的行为。为了更好的实现这一承诺，公司引入了“告密者保护政策”（“该政策”）。

Prohibition of Adverse Employment Action
防止不利的雇佣行动

It is a violation of this Policy for any officer, director, employee, contractor, subcontractor, or agent of the Company to take any adverse employment action or in any other manner discriminate against an employee of the Company for engaging in any conduct protected by this Policy (discussed below). For the purposes of this Policy, adverse employment action includes terminating, demoting, suspending, threatening or harassing such employee of the Company.

公司的任一管理人员、董事、员工、承包商、转承包商或代理人， 因公司员工参与了任何受该政策保护的行为而对该员工采取任何不利的雇佣行动或以任何方式歧视该员工，都视为对该政策的违反。 出于该政策的目的，不利的雇佣行动包括解雇、降职、停职、要挟或骚扰该员工。

Employee Conduct that is Protected under this Policy
员工的举报行为受该政策保护

The following conduct is protected under this Policy from adverse employment action of any kind:

以下的员工行为受该政策保护，不得采取任何不利的雇佣行动：

A.
Where an employee of the Company provides information to a Federal regulatory or law enforcement agency, any member of Congress or a Congressional committee, any Company supervisor or employee with authority to investigate prohibited corporate misconduct (herein, an "Authority"), causes information to be provided, or otherwise assists an investigation regarding information the employee reasonably believes constitutes wire fraud, mail fraud, bank fraud or securities fraud against stockholders of the company, or files, causes to be filed, testifies, participates in or otherwise assists, in a proceeding filed or about to be filed relating to any of these matters.

当公司员工向联邦监管机构、执法部门、国员或国会委员会任一成员、任何有权进行调查和预防公司不法行为的公司主管和员工（下文称为“有权机构“）提供信息、导致信息被获知、协助调查信息、举报、做证、以其他方式协助提供相关信息；而员工有理由相信该信息与电汇欺诈、邮汇欺诈、银行欺诈、损害股东利益的证券欺诈相关。

B.	Employee complaints to an Authority related to any questionable accounting or auditing matters, including, without limitation, the following:
员工向有权机构举报任何有问题的会计或审计事项，包括但不限于：
o	fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;
在准备、评估、审查或审计公司任何财务报告时的欺诈或有意识的错误；
o	fraud or deliberate error in the recording and maintaining of financial records of the Company;
制造和维持公司财务纪录时的欺诈或有意识的错误；
o	deficiencies in or noncompliance with the Company’s internal accounting controls;
缺乏或不遵守公司内部财务监督；
o
misrepresentations or false statements to or by a senior officer or accountant of the Company regarding a matter contained in the financial records, financial reports or audit reports of the Company; or

就公司财务纪录、财务报告或审计报告中的事项向或由资深管理人员或会计师做出不实或错误陈述；或
o	deviation from full and fair reporting of the Company’s financial condition.
与公司全面和准确的财务情况相背离的报告。

C.
Employee complaints to an authority related to conduct by Executives of the Company that violate the Company’s Code of Ethics Policy or employee complaints related to disclosures in reports and other public disclosures by the Company that are not full, fair and accurate.

员工向有权机构举报公司管理人员违反公司道德规范或者员工举报公司的报告和其他公共披露信息不全面、公正和准确。

Reporting and Investigating Employee Complaints
报告和调查员工投诉

The intended use of this whistle blowing procedure is for serious and sensitive issues. Serious concerns relating to financial reporting, unethical or illegal conduct, should be reported in either of the following ways:

举报者保护政策适用于重要和敏感的问题，例如与财务报告相关的事项、不道德或不合法的行为；应以以下方式之一举报：

▪	Directly to Louis Taubman, Senior Legal Consultant, 212-732-7184
直接向资深法律顾问Louis Taubman举报，电话212-732-7184
▪	Directly to James T. McCubbin, Chairman of the Audit Committee
直接向审计委员会主席James T. McCubbin举报
▪	Mailing address alternative for written documents:
书面材料可邮寄以下地址：
Leser, Hunter, Taubman & Taubman
c/o Keyuan Petrochemicals, Inc.
17 State Street, Floor 20
New York, NY 10004
Attn: Louis Taubman

Leser, Hunter, Taubman & Taubman
转交 Keyuan Petrochemicals, Inc.
美国纽约州纽约市州街17号，20层
Louis Taubman 收

The recipient of the report will maintain the reporting employee’s anonymity and the confidentiality of the report, if the employee so desires.    Employment-related concerns should continue to be reported through your normal channels such as your supervisor, local HR representative, or to the President and Chief Human Resources Officer.

如果员工要求，举报接收人应维持举报人匿名和举报内容的保密性。其他与工作有关的事项应通过举报人的日常沟通渠道进行，例如举报人的上司、当地的人事部门代表或人事部门负责人或主要负责人。

How The Complaint Will Be Handled
举报的处理

The action taken will depend on the nature of the concern. The Audit Committee of the Company’s Board of Directors receives a report on each complaint and a follow-up report on actions taken.

举报的处理取决于举报的内容。公司董事会审计委员会会收到关于举报信息的报告和举报处理的报告。

Initial Inquiries
前期查询

Initial inquiries will be made to determine whether an investigation is appropriate, and the form that it should take. Some concerns may be resolved by agreed action without the need for investigation.

前期查询用来决定是否需要进行调查，以及适合的调查形式。有些举报的问题可以通过双方合意的行为解决，而不必进行调查。

Report to Complainant
关于举报的报告

Whether reported to Company  personnel or through the hotline, the complainant will be given the opportunity to receive follow-up on his/her concern in two weeks:
无论举报是向公司的职员或其他机构，举报人会在两周内收到对其举报内容的进展报告：
▪	Acknowledging that the concern was received;
确认举报已被收到；
▪	Indicating how the matter will be dealt with;
说明举报刚会被如何处理；
▪	Giving an estimate of the time that it will take for a final response;
指明最终结果可能需要的时间；
▪	Telling him/her whether initial inquiries have been made;
告知是否已进行了前期查询；
▪	Telling him/her whether further investigations will follow, and if not, why not.
告知是否会采取进一步调查，如果不会进行调查，应解释原因。

Further Information
进一步的信息

The amount of contact between the complainant and the body investigating the concern will depend on the nature of the issue and the clarity of information provided. Further information may be sought from the complainant.

举报人和调查主体之间的沟通程度取决于举报内容的性质以及信息的清晰度，可能会向举报人寻求进一步的信息。

Information
信息

Subject to legal constraints, the complainant will receive information about the outcome of any investigations.
根据法律要求，举报人会被告知关于任何调查的结果的信息。

Additional Rights
其他权利

Employees of the Company may have additional rights under the Sarbanes-Oxley Act of 2002 to file justified complaints with federal regulatory or law enforcement agencies, any member of Congress or committees of Congress or the Securities and Exchange Commission. In the event of dismissal or retaliation for filing a complaint, the employee shall have the right to file a complaint with the Secretary of Labor; and if proper procedures are followed, to bring an action in law or equity in the appropriate federal court.

根据2002年萨班斯法案，公司的员工有额外的权利向联邦监管机构、执法部门、国会或国会委员会或证券交易委员会的任何成员进行正当的举报。 如果因举报行为被解雇或被报复，员工应有权向劳工部长申诉；并在适当的后继程序中，在适当的联邦法庭提起金钱赔偿诉讼或特定履行诉讼。

Adopted June 29, 2010

2010年6月29日采纳

7

ACKNOWLEDGEMENT OF RECEIPT OF THE KEYUAN PETROCHEMICALS, INC., WHISTLEBLOWER PROTECTION POLICY
收到科元举报者保护政策的确认

I have received and read the Keyuan Whistleblower Protection Policy.  I understand the standards and policies contained in this Keyuan Whistleblower Protection Policy and understand that there may be additional policies or laws specified to my job.  I agree to comply with the Whistleblower Protection Policy and any such additional specific policies or laws.

我收到并阅读了科元公司的举报者保护政策。我理解科元举报者保护政策中的标准和方针，并理解可能会有其他方针或法律特别针对我的工作。我同意遵守科元举报者保护政策及前述其他特别方针或法律。

If I have questions concerning the meaning or application of the Keyuan Whistleblower Protection Policy, any policies of Keyuan, or the legal and regulatory requirements applicable to Keyuan or my position within the Company, I will consult my supervisor and/or an appropriate representative of the Company, knowing that my questions or reports to these sources will be maintained in confidence.  I understand and acknowledge that I may report violations of the Whistleblower Protection Policy to the President and the Company's Counsel.

如果我对科元的举报者保护政策、科元的任何方针、或对科元或我在公司的职位适用的法律法规的含义或运用有问题，我会向我的上级和/或合适的公司代表咨询，并了解我对前述人员的问题或报告将被保密。我理解并同意，我可以向首席执行官和公司的法律顾问报告违反举报者保护政策的情况。

___________________________________________
Signature
签名

___________________________________________
Printed Name of Director, Officer or Employee
董事、管理人员或员工的印刷名

___________________________________________
Date
日期